SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C.   20549



                                          FORM 8-K





                                       CURRENT REPORT


                             Pursuant to Section 13 or 15(d) of
                             the Securities Exchange Act of 1934



              Date of Report (date of earliest event reported):  April 1, 1994


                                        HOOK-SUPERX, INC.
                   (Exact name of registrant as specified in its charter)


          Delaware                      1-11122                31-1186877
       (State or other         (Commission File  (I.R.S. Employer
       jurisdiction of                  Number)         Identification No.)
       incorporation)


       175 Tri-County Parkway, Cincinnati, Ohio                45246-3222
       (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code:   (513) 782-3000



                               Exhibit Index Appears on Page 2

                                      Page 1 of 2 Pages



Item 5.    Other Events.

The Registrant entered into an Agreement and Plan or Merger, dated as of
March 31, 1994, with Revco D.S., Inc., a Delaware corporation, and HSX Acquisition Corp., a Delaware corporation ("Acquisition Corp."), pursuant to which, among other things, Acquisition Corp. will merge with and into the registrant  on the terms and subject to  the conditions set forth therein
(the "Merger").   Pursuant to  the Merger,  each holder of  issued and
outstanding shares of common stock, $.01 par value per share, of the Registrant, will receive $13.75 per share.

Item 7.    Financial Statements and Exhibits.

    (c)   Exhibits

          (1)   Press release of Hook-SupeRx, Inc. dated April 4,  1994

          (2) Agreement and Plan of Merger, dated as of March 31, 1994, by and among Hook-SupeRx, Inc. Revco D.S., Inc. and HSX Acquisition Corp.

          (3) Voting Agreement, dated as of March 31, 1994, by and among Hook-SupeRx, Inc., Revco D.S., Inc., HSX Acquisition Corp. and certain Shareholders named therein.


                                         SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 HOOK-SUPERX, INC.
                                                 Registrant



                                           By:   /s/Timothy M. Mooney

      Date: April 8 , 1994                            Timothy M. Mooney
                                                      Senior Vice President,
                                                      Chief Financial Officer





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